CERTAIN IDENTIFIED INFOMRAITON HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

ADDENDUM NO. 1 TO CONSULTING SERVICES AGREEMENT

This Addendum No. 1 (the "Addendum") is made and fully executed on this the 3rd day of November 2025 (the "Execution Date"), by and between David R. Bogart (the "Consultant") of [****] and Conexeu Sciences Inc. (the "Company"), of 50 W Liberty Street, Unit 880, Reno, Nevada 89501 USA (and each of the Consultant and the Company being a "Party" or, in combination, the "Parties", as the context requires.)

WHEREAS, the Company and the Consultant entered into a Consulting Services Agreement dated May 14, 2025 (the "Agreement").

AND WHEREAS, the Parties now desire to amend the compensation terms set forth in the Agreement, effective November 1, 2025 (the "Effective Date"), as further set out herein.

AGREEMENT

1. Amendment to Compensation

Effective November 1, 2025, the compensation provisions relating to the Consultant's monthly fee under the Agreement are hereby amended. Notwithstanding any provision to the contrary in Section 3 (Compensation) of the Agreement, the Company shall pay the Consultant a monthly fee of Nine Thousand Nine Hundred U.S. Dollars ($9,900 USD) per month for the Consulting Services.

2. Effect of Addendum

Except as explicitly amended by this Addendum, all other terms and conditions of the original Consulting Services Agreement dated May 14, 2025, shall remain in full force and effect. The terms and conditions of this Addendum shall be deemed incorporated into the Agreement.

3. Counterparts

This Addendum may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Addendum as of the Execution Date first written above.

CONEXEU SCIENCES INC.	DAVID R. BOGART

By:	Consultant:

/s/ Jeff Sharpe________________	/s/ David Bogart______________
Name: Jeff Sharpe	Name: David R. Bogart
Title: Chairman of the Board of Directors